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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2003

                                 KEYCORP [logo]
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                          0-850                   34-6542451
----------------------------      ----------------------     -------------------
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)


  127 Public Square, Cleveland, Ohio                               44114-1306
----------------------------------------                           ----------
    (Address of principal executive                                (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 24, 2003, the Registrant sent a notice to its directors and executive officers informing them that the KeyCorp 401(k) Savings Plan is changing its record keeper and that, as a result of this change, there will be a blackout period from February 20, 2003 through March 5, 2003, during which they will be prohibited from engaging in any transactions in equity securities of the Registrant acquired in connection with service to or employment with the Registrant. The notice is attached as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Notice to directors and executive officers of KeyCorp


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             KEYCORP
                                                   ---------------------------
                                                          (Registrant)


Date:  January 24, 2003                               /s/ Daniel R. Stolzer
                                                   ---------------------------
                                                   By:  Daniel R. Stolzer
                                                           Vice President